UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             July 27, 2007

EMERGING VISION, INC.

(Exact name of Registrant as specified in its charter)

New York	001-14128	11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Quentin Roosevelt Boulevard

Garden City, New York 11530

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (516) 390-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2007, Myles S. Lewis resigned as Emerging Vision, Inc.’s (the “Company”) Chief Operating Officer. Mr. Lewis’ resignation was effective as of July 31, 2007.

Item 8.01	Other Events.

On July 27, 2007, the Company issued a press release announcing that Myles S. Lewis, the Company’s then Chief Operating Officer, resigned from his position effective July 31, 2007, and the acceptance, by Samuel Herskowitz, the Company’s Chief Marketing Officer, of the additional position as President of the Company’s franchise division. The press release also noted that, commencing August 1, 2007, Mr. Lewis will be retained by the Company as an advisor to the CEO and the executive team. A copy of the press release is attached to this report as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release, dated July 27, 2007, issued by Emerging Vision, Inc.

[Signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

By:	/s/ Brian P. Alessi

Name: Brian P. Alessi

Title:	Chief Financial Officer

Date:	August 2, 2007